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                                                                   EXHIBIT 23.2

                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 8, 1998 included in Procom Technology, Inc. Form 10-K for the year ended July 31, 1999 and to all references to our Firm included in this registration statement.


                                        /s/ ARTHUR ANDERSEN LLP
                                        ------------------------
                                            ARTHUR ANDERSEN LLP

Orange County, California
October 22, 1999